Redemption liabilities arising from preferred shares	12 Months Ended
Dec. 31, 2025
Redemption liabilities arising from preferred shares
Redemption liabilities arising from preferred shares

25Redemption liabilities arising from preferred shares

On July 24, 2025, a subsidiary of the Company, TOP TOY International Group Limited (“TOP TOY”), entered into Series A financing agreements with four Series A investors, pursuant to which, TOP TOY issued 47,632,778 Series A Preferred Shares at an issue price totaling USD59,426,000 on July 31, 2025.

The key terms of the Series A Preferred Shares are summarized as follows:

Redemption right

The holders of Series A Preferred Shares may require TOP TOY to redeem any or all of the Series A Preferred Shares held by them at any time after the occurrence of the following events (the “redemption events”) whichever is earlier:

(i)	a qualified IPO of TOP TOY has not been consummated on or prior to the third anniversary of the issue date with respect to the relevant Series A Preferred Shares;
(ii)	TOP TOY or any of its affiliates is subject to any sanctions enacted or enforced by the PRC, the United States of America, or other relevant countries, or the United Nations or the European Union; or
(iii)	TOP TOY or the Controlling Shareholder has materially breached any of their respective representations, warranties, covenants or undertakings.

The redemption price shall be equal to the higher of (i) or (ii) below: (i) the issue price plus an interest at the simple rate of ten percent per annum accruing from the issue date to the date of payment of the redemption price; and (ii) the fair value of respective Series A Preferred Shares.

Financial effect

The Group has designated the preferred shares as financial liabilities as fair value through profit of loss and subsequently measured at fair value.

Accordingly, redemption liabilities were recognized at the issue price of USD59,426,000 upon the issuance of the Series A Preferred Shares.

The movement of redemption liabilities arising from preferred shares during year ended December 31, 2025 is set out as below:

For the year ended
December 31,
2025
RMB’000

At the beginning of the year	—
Recognition of redemption liabilities arising from issuance of preferred share	424,862
Changes in fair value of redemption liabilities	158,491
Exchange adjustments	(9,672)

At the end of the year	573,681

The Group had used the discounted cash flow method to determine the underlying equity value of TOP TOY, and adopted option-pricing method to determine the fair value of Series A Preferred Shares at the end of the reporting period, with the assistance of an independent third-party valuation firm.

Key valuation assumptions used to determine the fair value of Series A Preferred Shares were as follows:

As at December 31
2025
RMB’000

Weighted average cost of capital	13.5%
Risk-free interest rate	1.2%-2.3%
Discount for lack of marketability (“DLOM”)	5.5%
Expected volatility	38.7%-43.7%

Discount rate (post-tax) was estimated using the weighted average cost of capital as of each valuation date. The Group estimated the risk-free interest rate based on the yield of China Government Bond. The DLOM was estimated based on the option-pricing method. Under the option-pricing method, the cost of put option, which can hedge the price change before the private held share can be sold, was considered as a basis to determine the lack of marketability discount. Under the equity allocation model, volatility was estimated based on annualized standard deviation of daily stock price return of comparable companies for a period from the valuation date and with similar span as time to expected event dates. Probability weight under each of the redemption rights and liquidation preferences was based on the Group’s best estimates. In addition to the assumptions adopted above, projections of future performance were also factored into the determination of the fair value of Series A Preferred Shares on the valuation date.